Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF Trading Symbol: QDPL NYSE Arca, Inc. Summary Prospectus February 28, 2024, as supplemented October 22, 2024 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2024, as previously supplemented, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Metaurus US Large Cap Dividend Multiplier Index – Series 400 (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Management Fees have been restated to reflect current fees. Prior to February 1, 2024, the Fund’s management fee was 0.79%.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended October 31, 2023, the portfolio turnover rate for the Fund was 4% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Metaurus Advisors LLC (“Metaurus”), the Fund’s sub-adviser and the Fund’s index provider. All or a portion of the methodologies and algorithms used to calculate the Index are covered by one or more granted or pending U.S. patents owned by Metaurus.
The Index
The Index, as designed, has two components: (i) an S&P 500 Index component (the “S&P 500 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the S&P 500 (“S&P Dividend Futures”). The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Dividend Component is designed to give the Fund exposure to approximately 400% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the S&P 500 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by S&P 500 companies during the term of the futures contract. As of December 31, 2023, the S&P 500 Component comprised approximately 86% of the Index.
S&P Dividend Futures seek to allow investors in these instruments to obtain exposure to the actual dividend value that will be paid by the S&P 500 constituent companies over a period of time. The amount of such futures contracts will generally result in exposure to such dividends that is significantly greater than the amount of dividends that the Fund would normally receive from its direct investment in S&P 500 constituent companies (i.e., approximately 400% of such dividends that the Fund would normally have received). S&P Dividend Futures provide for the future sale by one party and purchase by another party of a specified dividend value of the S&P 500 at a specified future time and at a specified price. S&P Dividend Futures are standardized contracts traded on a recognized exchange. The Fund’s investment in S&P Dividend Futures will generally include the three most current annual S&P Dividend Futures contracts (e.g., in June 2021, the Fund would invest in the 2021, 2022, and 2023 contracts.
The Index is typically rebalanced each December, at the end of the trading day on which the current year’s S&P Dividend Futures expire. At each rebalancing date, the current year’s annual S&P Dividend Futures will be replaced by the then closest maturing contract in three years. On each Index rebalancing date, the composition of the Index is expected to change.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will seek to invest in all of the component securities of the Index in the same approximate proportion as in the Index. The Fund attempts to replicate the S&P 500 Component by investing in equity securities, long positions in futures contracts on the S&P 500, or exchange-traded funds that invest in common stocks that are included in the S&P 500. The Fund attempts to replicate the Dividend Component through long positions in exchange-traded S&P Dividend Futures.
To collateralize the Fund’s long positions in S&P Dividend Futures, the Fund typically holds U.S. Treasury securities with maturity dates similar to the expiration dates of the S&P Dividend Futures. The Fund may also collateralize the long positions with cash or cash equivalents. The Fund typically holds cash, cash equivalents, or U.S. Treasury securities in approximately the same amount as the notional value of the S&P Dividend Futures in order to offset any embedded leverage.
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in large cap equity securities that are principally traded in the United States and derivatives based on those securities. The Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, and ETFs. Additionally, the Fund defines “large cap” to mean a company included in the S&P 500.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures contracts. Derivatives typically have economic leverage inherent in their terms. Futures contracts can be highly volatile, illiquid, and difficult to value. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. A small position in futures contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts.
▪Dividends Risk. There can be no assurance that a dividend-paying company will continue to make regular dividend payments. The ability for a company to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether. The possibility that such companies could reduce or eliminate the payment of dividends in the future, especially if the companies are facing an economic downturn, could negatively affect the Fund’s performance.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. ETF shares can only be redeemed in creation units by APs. Individual shareholders may only purchase and sell ETF shares on a secondary market.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Futures Contract Risk. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the underlying securities or index and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so. The S&P Dividend Futures held by the Fund only reflect ordinary dividends paid on the common stocks included in the S&P 500. Any special dividends paid by a company will not be reflected in the settlement value of the S&P Dividend Futures. A special dividend is a non-recurring dividend distributed by a company that is separate from the regular cycle of dividends and may be larger than a company’s typical dividend payment, such as the spin-off of assets of the company being distributed to shareholders. The Fund may not perform as well if the actual future growth in dividends paid on common stocks is below the expected growth in dividends, as reflected in the market prices at which the Fund buys the S&P Dividend Futures.
▪Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.
▪Index Provider Risk. There is no assurance that Metaurus (the Fund’s index provider) or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The Fund relies upon Metaurus and its agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by Metaurus or its agents generally will be borne by the Fund and its shareholders.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.

▪Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
▪Trading Halt Risk. The Fund invests in futures contracts. The major exchanges on which these contracts are traded have established limits on how much the trading price of a futures contract may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance (based on NAV) for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compared with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.58% (quarter ended December 31, 2023) and the Fund’s lowest return for a calendar quarter was -14.51% (quarter ended June 30, 2022).

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	Since Inception (7/12/2021)
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
Return Before Taxes	24.00%	4.70%
Return After Taxes on Distributions	23.36%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	14.57%	3.54%
Metaurus US Large Cap Dividend Multiplier Return Index - Series 400 (reflects no deduction for fees, expenses, or taxes)	24.30%	5.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	5.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Investment Sub-Adviser
Metaurus Advisors LLC (“Metaurus” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.
Portfolio Managers
Richard P. Silva, Jr. and Brendan Greenwald, employees of the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as Fund portfolio managers since the Fund’s inception in July 2021.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser, and their related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.